GILEAD FUND

ETAGX Class A Shares ETCGX Class C Shares
ETGLX Class N Shares ETILX Class I Shares

HEALTHCARE & LIFE SCIENCES FUND

ETAHX Class A Shares ETCHX Class C Shares
ETNHX Class N Shares ETIHX Class I Shares

MULTI-ASSET INCOME FUND

ETAMX Class A Shares ETCMX Class C Shares
ETNMX Class N Shares ETIMX Class I Shares

GLOBAL DIVIDEND OPPORTUNITIES FUND

ETADX Class A Shares ETCDX Class C Shares
ETNDX Class N Shares ETIDX Class I Shares

The information in this Supplement amends certain information contained in the Prospectus for the Funds, dated November 1, 2018, and should be read in conjunction with such Prospectus.

January 31, 2019

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The following information is added as the last sentence under the section of the Funds’ Prospectus entitled “HOW TO BUY SHARES – Class I Shares”:

“Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.”

The following paragraphs replace the first paragraph contained under the section of the Funds’ Prospectus entitled “HOW TO REDEEM SHARES - Converting Shares”:

“Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shares may only be converted into a share class with a lower expense ratio than the original share class.

Shares held through a financial intermediary offering different programs and fee structures that has an agreement with the Adviser or the Funds’ distributor may be converted by the financial intermediary, without notice, to another share class of the Funds, including share classes with a higher expense ratio than the original share class, if such conversion is consistent with the fee-based or wrap fee program’s policies.”

* * * * *

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2018, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-877-771-3836 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.